                                                                EXHIBIT 10.4
                                                                PAGE 1 of 8

                             CONTINUING GUARANTY

     THIS CONTINUING GUARANTY ("Guaranty"), dated as of May 15, 1998, is executed and delivered by Ronald G. Lee, ("Guarantor") in favor of PREFERRED BUSINESS CREDIT, INC., a California Corporation ("PBC") and in light of the following:

     FACT ONE: Borrower and PBC are, contemporaneously herewith, entering into the Loan Documents; and

     FACT TWO: In order to induce PBC to extend financial accommodation to LEE PHARMACEUTICALS, a California corporation, ("Borrower") pursuant to the Loan Documents, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by PBC to Borrower, whether pursuant to the Loan Documents or otherwise, Guarantor has agreed to guarantee the Guaranteed Obligations.

     NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees, in favor of PBC, as follows:

     1.  DEFINITIONS AND CONSTRUCTION.

          (a) DEFINITION. The following terms, as used in this Guaranty, shall have the following meanings:

               "BANKRUPTCY CODE" means The Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101-1330), as amended or supplemented from time to time, and any successor statute, and any and all rules issued or promulgated in connection therewith.

               "GUARANTEED OBLIGATIONS" means any and all obligations, indebtedness, or liabilities of any kind or character owed by Borrower to PBC including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including, attorneys' fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature of extent of the security), whether absolute or contingent, liquidated or unliquidated, determined or indeterminate, whether Borrower is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by PBC.

               "LOAN DOCUMENTS" shall mean that certain Loan and Security Agreement dated May 21, 1996 between PBC and Borrower, any promissory notes issued by Borrower in connection therewith, and those documents, instruments, and agreements which either now or in the future exist among Borrower, Guarantor, or any affiliate of Borrower, on the one hand, and PBC, on the other hand.

                                                                EXHIBIT 10.4
                                                                PAGE 2 of 8

               (b) CONSTRUCTION. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against PBC or Guarantor, whether under any rule of construction or otherwise. On the Contrary, this Guaranty has been reviewed by Guarantor, PBC, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplished the purposes and intentions of PBC and Guarantor.

     2. GUARANTEED OBLIGATIONS. Guarantor hereby irrevocably and unconditionally guarantees to PBC, as and for its own debt, until final and indefeasible payment thereof has been made, (a) payment of the Guaranteed Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set fourth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower of all of the agreements, conditions, covenants, and obligations of Borrower contained in the Loan Documents.

     3. CONTINUING GUARANTY. This Guaranty includes Guaranteed Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that
(a) no such revocation shall be effective until written notice thereof has been received by PBC, (b) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including, any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of PBC in existence on the date of such revocation, (d) no payment by Guarantor, Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrower or from any source other than Guarantor, subsequent to the date of such revocation, shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

     4. PERFORMANCE UNDER THIS GUARANTY. In the event that Borrower fails to make any payment of any Guaranteed Obligations on or before the due date thereof, or if Borrower shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 hereof in the manner provided in the Loan Documents, Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

                                                           EXHIBIT 10.4
                                                           PAGE 3 of 8


     5. PRIMARY OBLIGATIONS. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of the Notes. Guarantor agrees that it is directly, jointly and severally with any other guarantor of the Guaranteed Obligation, liable to PBC, that the obligations of Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against Guarantor whether such action is brought against Borrower or any other guarantor or whether Borrower or any such other guarantor is joined in such action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by PBC of whatever remedies it may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security PBC may at any time possess. Guarantor agrees that any release which may be given by PBC to Borrower or any guarantor shall not release Guarantor. Guarantor consents and agrees that PBC shall be under no obligation to marshal any assets of Borrower or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

     6.  WAIVERS.

         (a) Guarantor hereby waives: (1) notice of acceptance hereof; (2) notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (3) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor's right to make inquiry of PBC to ascertain the amount of the Guaranteed Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Guarantor's risk hereunder; (5) notice of presentment for payment, demand, protest, and notice thereof as to any promissory notes or other instruments among the Loan Documents; (6) notice of any event of default under the Loan Documents; and (7) all other notices (except if such notice is specifically required to be given to Guarantor hereunder or under any Loan Document to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

         (b) To the maximum extent permitted by law, Guarantor hereby waives the right by statute or otherwise to require PBC to institute suit against Borrower or to exhaust any rights and remedies which PBC has or may have against Borrower. In this regard, Guarantor agrees that it is Bound to the payment of all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to PBC by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

         (c) To the maximum extent permitted by law, Guarantor hereby waives: (1) any rights to assert against PBC any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to PBC; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (3) any defense arising by reason of any claim of defense based upon an election or remedies by PBC including the provisions of Sections 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction; (4) the guarantor expressly waives

                                                           EXHIBIT 10.4
                                                           PAGE 4 of 8


any and all defenses in its favor based upon an election of remedies by the PBC which destroys, diminishes or affects the guarantor's subrogation rights against the borrower and/or the guarantor's rights to proceed against the borrower for reimbursement, contribution, indemnity or otherwise, including without limitation any election(s) by PBC to conduct a nonjudicial fore closure sale under any deed(s) of trust, and further including without limitation any and all defenses, rights or stoppels which might otherwise arise under or in connection with California Civil Code of Civil Procedure ("CCP") Section 580d or 580a as a result of any such election(s) or otherwise. The guarantor acknowledges and agrees that it is knowingly waiving in advance as a result of the foregoing sentence a complete or partial defense to its guaranty it may later have had arising from CCP Section 580d or 580a based upon PBC's subsequent election to conduct a private nonjudicial foreclosure sale, even though such election would destroy, diminish or affect the guarantor's rights of subrogation against the borrower and the guarantor's rights to pursue the borrower for reimbursement, contribution, indemnity or otherwise. (5) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to guarantor's liability hereunder.

         (d) To the maximum extent permitted by law, Guarantor hereby waives any right of subrogation Guarantor has or may have as against Borrower with respect to the Guaranteed Obligations. In addition, Guarantor hereby waives any right to proceed against Borrower, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Guarantor may now have or hereafter have as against the Borrower with respect to the Guaranteed Obligations. Guarantor also hereby waives any rights to recourse to or with respect to any asset of Borrower Guarantor agrees that in light of the immediately forgoing waivers, the execution of this Guaranty shall not be deemed to make Guarantor a "creditor" of Borrower, and that for purposes of Sections 547 and 550 of the Bankruptcy Code Guarantor shall not be deemed a "creditor" of Borrower.

         (e) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTION 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2848, 2849, AND
2850, CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

     7. RELEASES. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, PBC may, by action or inaction:

         (a) compromise, settle, or extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Loan Documents;

         (b) release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to Borrower in respect thereof;

                                                           EXHIBIT 10.4
                                                           PAGE 5 of 8



         (c) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; or

         (d) release or substitute any other guarantor, if any, of the Guaranteed Obligations, or enforce, exchange, release, or waive any security for the Guaranteed Obligations (including, the collateral referred to in Section 18 hereof) or any other guaranty of the Guaranteed Obligations, or any portion thereof.

     8. NO ELECTION. PBC shall have the right to seek recourse against Guarantor to the fullest extent provided for herein, and no election by PBC to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of PBC's right to proceed in any other form of action or proceeding or against other parties unless PBC has expressly waived such right in writing. Specifically, but without limiting the generality of the forgoing, no action or proceeding by PBC under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that PBC finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

     (9) INDEFEASIBLE PAYMENT. The Guaranteed Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to PBC are no longer subject to any right on the part of any person, including Borrower, Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Borrower's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. Upon such full and final performance and indefeasible payment of the Guaranteed Obligations whether by Guarantor or Borrower, PBC shall have no obligation whatsoever to transfer or assign its interest in the Loan Documents to Guarantor. In the event that, for any reason, any portion of such payments to PBC is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and Guarantor shall be liable for the full amount PBC is required to repay plus any and all costs and expenses (including attorneys' fees) paid by PBC in connection therewith.

     10. FINANCIAL CONDITION OF BORROWER. Guarantor represents and warrants to PBC that Guarantor is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor further represents and warrants to PBC that Guarantor has read and understands the terms and conditions of the Loan Documents. Guarantor hereby covenants that Guarantor will continue to keep informed of Borrower's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

     11. SUBORDINATION. Guarantor hereby agrees that any and all present and future indebtedness of Borrower owing to Guarantor is postponed in favor of and subordinated to payment, in full, in cash, of the Guaranteed Obligations. In this regard, no payment of any kind whatsoever shall be made with respect to such indebtedness until the Guaranteed Obligations have been indefeasibly paid in full.

                                                           EXHIBIT 10.4
                                                           PAGE 6 of 8



     12. PAYMENTS; APPLICATION. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all costs and expenses (including attorneys' fees) incurred by PBC in enforcing this Guaranty or in collecting the Guaranteed Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to PBC constituting Guaranteed Obligations; and third, to the balance of the Guaranteed Obligations.

     13. ATTORNEYS' FEES AND COSTS. Guarantor agrees to pay, on demand, all reasonable attorneys' fees and all other costs and expenses which may be incurred by PBC in the enforcement of this Guaranty or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), whether or not suit is brought.

     14. INDEMNIFICATION. Guarantor agrees to indemnify PBC and hold PBC harmless against all obligations, demands, or liabilities asserted by any party and against all losses in any way suffered, incurred, or paid by PBC as a result of or in any way arising out of, following, or consequential to PBC's transactions with Borrower.

     15. NOTICES. All notices or demands by Guarantor or PBC to the other relating to this Guaranty shall be in writing and either personally served or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, telefacsimile, or telegram, and shall be deemed to be given for purposes of this Guaranty on the day that such writing is received by the party to whom it is sent. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this section, such writing shall be sent, if to Guarantor, then to the attention of Ronald
G. Lee at Guarantor's address set forth on the signature page hereof, and if to PBC, then as follows:

                          PREFERRED BUSINESS CREDIT, INC.
                          300 N. Lake Avenue, Suite 1115
                          Pasadena, California 91101
                          Attn.: President

     16. CUMULATIVE REMEDIES. No remedy under this Guaranty or under any Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under any Loan Document, and those provided by law or in equity. No delay or omission by PBC to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of PBC to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     17. BOOKS AND RECORDS. Guarantor agrees that PBC's books and records showing the account between PBC and Borrower shall be admissible in any action or proceeding and shall be binding upon Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

                                                                    EXHIBIT 10.4
                                                                    PAGE 7 of 8

     18. COLLATERAL. The obligations of Guarantor hereunder are secured, as provided in that certain n/a.

     19. SEVERABILITY OF PROVISION. Any provision of this Guaranty which is prohibited or unenforceable under applicable law, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     20. ENTIRE AGREEMENT; AMENDMENTS. This Guaranty constitutes the entire agreement between Guarantor and PBC pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by both Guarantor and PBC. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar right or default or otherwise prejudice the rights and remedies hereunder.

     21. SUCCESSORS AND ASSIGNS. The death of Guarantor shall not terminate this Guaranty. This Guaranty shall be binding upon Guarantor's heirs, executors, administrators, representatives, successors, and assigns and shall inure to the benefit of the successors and assigns of PBC; Provided, however, Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without PBC's prior written consent. Any assignment without the consent of PBC shall be absolutely void. In the event of any assignment or other transfer of rights by PBC, the rights and benefits herein conferred upon PBC shall automatically extend to and be vested in such assignee or other transferee.

     22. SEPARATE PROPERTY. Any married individual who signs this Guaranty in his or her individual capacity hereby expressly agrees that recourse may be had against his or her separate property for all Guaranteed Obligations hereunder.

     23. CHOICE OF LAW AND VENUE. THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF GUARANTOR AND PBC, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND DETERMINED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, OR, AT THE SOLE OPTION OF PBC, IN ANY OTHER COURT IN WHICH PBC SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER MATTER IN CONTROVERSY. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

     24. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY

                                                                    EXHIBIT 10.4
                                                                    PAGE 8 of 8


ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS GUARANTY, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND PBC WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT PBC MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date set forth in the first paragraph hereof.



                                        /s/ Ronald G. Lee
                                        ---------------------------------------
                                        Ronald G. Lee

               Guarantor's Address:     1147 San Marino Avenue
                                        San Marino, CA 91108

                         Telephone:     (818) 792-1428